AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 2009

SECURITIES ACT FILE NO. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

(CHECK APPROPRIATE BOX OR BOXES)

LEGG MASON PARTNERS EQUITY TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

55 WATER STREET NEW YORK, NEW YORK 10041

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: (NUMBER, STREET, CITY, STATE, ZIP CODE)

FUNDS INVESTOR SERVICES

1-800-822-5544

OR

INSTITUTIONAL SHAREHOLDER SERVICES

1-888-425-6432

(AREA CODE AND TELEPHONE NUMBER)

ROBERT I. FRENKEL

LEGG MASON PARTNERS EQUITY TRUST

100 FIRST STAMFORD PLACE

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE (NUMBER AND STREET) (CITY) (STATE) (ZIP CODE) )

WITH A COPY TO:

BURTON M. LEIBERT, ESQ.

WILLKIE FARR & GALLAGHER LLP

787 SEVENTH AVENUE

NEW YORK, NEW YORK 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C and Class I shares of the Registrant

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on September 21, 2009 pursuant to Rule 488.

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

55 Water Street

New York, New York 10041

Special Meeting of Shareholders to be held on November 24, 2009

[October     ], 2009

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to one or more of the Legg Mason funds you own.

A chart summarizing the proposal to reorganize the funds is set forth below, and detailed information about each of the proposals is contained in the enclosed materials.

Your Fund	Acquiring Fund
Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

The Board of Trustees of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on November 24, 2009, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, in order to consider and vote on the proposed transaction regarding your fund(s). The transaction involves a proposal to reorganize your fund into a corresponding acquiring fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Equity Trust

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. Please refer to the more complete information about the reorganizations contained elsewhere in the combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding acquiring fund shown in the chart below.

Your Fund	Acquiring Fund
Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of Legg Mason Partners Capital and Income Fund (the “acquiring fund”), a series of Legg Mason Partners Equity Trust, and you will become a shareholder of the acquiring fund. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. Your fund’s Board and management believe that the proposed reorganizations are each in the best interests of the shareholders. The Board believes that your fund has not attained a viable size and does not believe that it is likely to do so. The Board believes that the proposed reorganizations are preferable to liquidating your fund, as it will provide shareholders with the option of remaining in the acquiring fund.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There may be, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the acquiring fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by the Board.

Reorganization	Significant Differences in Objectives and Strategies
• Legg Mason Partners Convertible Fund into Legg Mason Partners Capital and Income Fund	The funds have similar investment objectives. The acquiring fund seeks, as a principal objective, a high level of current income and, as a secondary objective, capital appreciation. Your fund’s investment objective is to seek current income and capital appreciation.

The principal investment policies of the funds differ as follows:

•      Your fund invests at least 80% of its net assets in convertible securities. The acquiring fund invests at least 80% of its net assets in equity securities, including exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities.

•      Your fund may invest up to 20% of its net assets in synthetic convertible securities. The acquiring fund does not have a comparable investment strategy.

•      Your fund may invest up to 25% of its assets in foreign securities. The acquiring fund may invest up to 50% of its net assets in foreign securities.

•      Your fund may invest up to 10% of its assets in options for hedging purposes. The acquiring fund does not have a comparable limitation.

• Legg Mason Partners Equity Income Builder Fund into Legg Mason Partners Capital and Income Fund	The funds have the same investment objectives. Both funds seek a high level of current income and long-term capital appreciation.

The principal investment policies of the funds differ as follows: • Your fund is classified as a non-diversified fund. The acquiring fund is classified as a diversified fund.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on the fees and expenses of the corresponding classes of your fund:

Reorganization	Effect on Fees and Expenses
• Legg Mason Partners Convertible Fund into Legg Mason Partners Capital and Income Fund

•      Gross total annual fund operating expenses of each class of shares of the acquiring fund are expected to be lower than current gross total operating expenses of each corresponding class of your fund.

•      Your fund currently has voluntary expense caps in place for Class A, Class B, Class C and Class I shares. These voluntary caps would be discontinued in the acquiring fund, and net total annual fund operating expenses are expected to be higher than current net total operating expenses of each corresponding class of your fund.

•      The acquiring fund will have a higher management fee than your fund.

Reorganization	Effect on Fees and Expenses
• Legg Mason Partners Equity Income Builder Fund into Legg Mason Partners Capital and Income Fund

•     Gross total annual fund operating expenses of each class of shares of the acquiring fund are expected to be lower than current gross total operating expenses of each corresponding class of your fund.

•     Your fund currently has voluntary expense caps in place for Class A, Class C and Class I shares. These voluntary caps would be discontinued in the acquiring fund, and net total annual fund operating expenses are expected to be higher than current net total operating expenses of each corresponding class of your fund.

•     The acquiring fund will have lower management fees than your fund due to the impact of higher asset levels and breakpoints.

Please see “Summary-Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the acquiring fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the acquiring fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION OF MY FUND?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION OF MY FUND?

A. No. You will receive the same class of shares of the acquiring fund, which have privileges identical to your shares.

Please see “Summary-Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the reorganization is approved for your fund, your fund will close to new purchases and exchanges five business days prior to the closing of the reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF ONE FUND APPROVE ITS REORGANIZATION, WHILE SHAREHOLDERS OF THE OTHER FUND DO NOT?

A. Neither proposed reorganization is contingent upon the approval of the other reorganization. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the acquiring fund even if shareholders of the other fund do not approve the reorganization of their fund.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason will reimburse your fund for the costs and expenses allocated to your fund in connection with its respective reorganization. Legg Mason and the acquiring fund will each pay 50% of the costs and expenses allocated to the acquiring fund in connection with each of the reorganizations. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be reimbursed by Legg Mason and those to be borne by the acquiring fund.

For Legg Mason Partners Convertible Fund, estimated costs of the reorganization have been allocated between your fund and the acquiring fund as follows: Legal—your fund: $70,000, the acquiring fund: $70,000; Audit—your fund: $5,000, the acquiring fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $19,855)—all allocated to your fund.

For Legg Mason Partners Equity Income Builder Fund, estimated costs of the reorganization have been allocated between your fund and the acquiring fund as follows: Legal—your fund: $70,000, the acquiring fund: $70,000; Audit—your fund: $5,000, the acquiring fund: $5,000; and Printing, postage, proxy out of pocket costs, and proxy solicitation, mailing, reporting and tabulation costs (approximately $9,031)—all allocated to your fund.

The transaction costs associated with repositioning your fund’s portfolio, if any, in connection with the reorganization will largely be borne by the acquiring fund after the reorganization.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about December 4, 2009.

Q.	HOW CAN I VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on September 14, 2009, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 24, 2009

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced funds (each, an “Acquired Fund”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on November 24, 2009, at 10:00 a.m., Eastern Time, for the following purposes:

PROPOSAL 1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of an Acquired Fund and for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of an Acquired Fund at the close of business on September 14, 2009 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary

[October     ], 2009

PROXY STATEMENT/PROSPECTUS

[OCTOBER     ], 2009

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Capital and Income Fund

(the “Acquiring Fund”)

55 Water Street

New York, New York 10041

Funds Investor Services 1-800-822-5544

Institutional Shareholder Services 1-888-425-6432

PROXY STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

(each, an “Acquired Fund,” and, Collectively, the “Acquired Funds”)

(each a “Fund” and, collectively, the “Funds”)

55 Water Street

New York, New York 10041

Funds Investor Services 1-800-822-5544

Institutional Shareholder Services 1-888-425-6432

Until October 4, 2009, the Funds’ names will remain Legg Mason Partners Capital and Income Fund, Legg Mason Partners Convertible Fund and Legg Mason Partners Equity Income Builder Fund. Effective October 5, 2009, the Funds’ names will change to Legg Mason ClearBridge Capital and Income Fund, Legg Mason ClearBridge Convertible Fund and Legg Mason ClearBridge Equity Income Builder Fund, respectively. There will be no change in the Funds’ investment objectives or investment policies as a result of the name changes.

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Acquired Funds for a joint Special Meeting of Shareholders of the Acquired Funds (the “Meeting”). The Meeting will be held on November 24, 2009, at 10:00 a.m., Eastern Time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of each Acquired Fund as of September 14, 2009 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:

To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of an Acquired Fund and for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

	Acquired Fund	Acquiring Fund
	Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
	Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund, in exchange for the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund and for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

As a shareholder of an Acquired Fund, you are being asked to consider and vote upon the approval of a Reorganization Agreement pursuant to which the Reorganization of your Fund would be accomplished. Because each Reorganization will result in shareholders of an Acquired Fund holding shares of the corresponding Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of an Acquired Fund is approved, the shareholders of the Acquired Fund will receive shares of the corresponding Acquiring Fund according to the following chart:

Acquired Fund—Share Class Exchanged	Acquiring Fund—Share Class Received

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

Class A

Legg Mason Partners Convertible Fund

Class B

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

Class C

Legg Mason Partners Convertible Fund

Legg Mason Partners Equity Income Builder Fund

Class I

Legg Mason Partners Capital and Income Fund

Class A

Legg Mason Partners Capital and Income Fund

Class B

Legg Mason Partners Capital and Income Fund

Class C

Legg Mason Partners Capital and Income Fund

Class I

No sales charge will be imposed on the shares of the Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

ii

Each Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are similar to those of the corresponding Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [October     ], 2009, relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in “Additional Information about the Acquired Funds and the Acquiring Fund,” below. The prospectuses of the Acquired Funds and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference. The prospectus of the Acquiring Fund is not being incorporated by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information, have been filed with the SEC. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by calling 1-800-822-5544 or 1-888-425-6432, by writing to the Funds at the addresses listed above or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A1 or Appendix A2.

The information contained herein concerning each Acquired Fund has been provided by, and is included herein in reliance upon, that Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

Page
Effect of Abstentions and Broker “Non-Votes”	59
Adjournments	59
Future Shareholder Proposals	59
Record Date and Outstanding Shares	60
INDEX OF APPENDICES	61
APPENDIX A1: Form of Agreement and Plan of Reorganization—Legg Mason Partners Convertible Fund and Legg Mason Partners Capital and Income Fund	A1-1
APPENDIX A2: Form of Agreement and Plan of Reorganization—Legg Mason Partners Equity Income Builder Fund and Legg Mason Partners Capital and Income Fund	A2-1
APPENDIX B: Financial Highlights of Legg Mason Partners Capital and Income Fund	B-1
APPENDIX C: Historical Performance for Each Fund	C-1
APPENDIX D: Instructions for Signing the Proxy Card	D-1

II

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the forms of which are attached to this Proxy Statement/Prospectus as Appendix A1 and Appendix A2.

Proposed Reorganizations

At meetings held on August 4-5, 2009, the Board of the Acquiring Fund and the Acquired Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. A Reorganization Agreement provides for:

1. the transfer of all of the assets of an Acquired Fund, in exchange for the assumption of all of the liabilities of an Acquired Fund and for shares of the Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of such Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

2. the distribution of shares of an Acquiring Fund to the shareholders of the Acquired Fund; and

3. the termination of an Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. Each Reorganization, if approved by shareholders of the applicable Acquired Fund, is scheduled to be effective as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of an Acquired Fund, each shareholder of that Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of the Acquired Funds, including all of the Independent Board Members, has concluded that the Reorganization of each Acquired Fund would be in the best interests of that Acquired Fund and that the interests of that Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommending that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of an Acquired Fund will require, if a quorum is present at the Meeting with respect to that Acquired Fund, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Neither of the proposed Reorganizations is contingent upon the approval of the other Reorganization. See “Voting Information” below.

As a condition to the closing of each Reorganization, each party to the applicable Reorganization (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)) must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganizations—Federal Income Tax Consequences,” it is expected that neither of the Acquired Funds nor its shareholders will recognize gain or loss as a result of its Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization of that Acquired Fund. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryovers, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) during or with respect to the Acquired Fund’s taxable year that ends on the Closing Date, and such distributions will be taxable to shareholders. In addition, each Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning an Acquired Fund’s portfolio, if any, in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. As of the date hereof, the Acquiring Fund is not expected to recognize material capital gains or incur significant transaction costs from portfolio repositioning as a result of the Reorganizations.

Certain Defined Terms Used in this Proxy Statement/Prospectus

Each Acquired Fund and the Acquiring Fund are series of a Maryland business trust. For ease of reference and clarity of presentation, shares of beneficial interest of each Acquiring Fund and Acquired Funds are hereinafter referred to as “shares”, and holders of shares are hereinafter referred to as “shareholders”; the Board of Trustees overseeing the Acquiring Fund and the Acquired Funds is referred to herein as the “Board”; the Declaration of Trust governing the Acquiring Fund and the Acquired Funds, as amended and supplemented, is referred to herein as a “charter”; and the term “termination” refers to the termination and redemption for purposes of a series of a Maryland business trust.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of each of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

At a meeting held on August 4-5, 2009, the Board approved changes to the investment objective, investment policies and investment strategies of the Acquiring Fund that reflect the investment objective, investment policies and investment strategies of Legg Mason Partners Equity Income Builder Fund, except that the Acquiring Fund will maintain its classification as a diversified fund. New portfolio managers from ClearBridge Advisors, LLC assumed responsibility for the Acquiring Fund’s equity investments effective as of August 6, 2009, and it is anticipated that the Acquiring Fund will change its name, performance benchmark and dividend and distribution policies effective on or about December 7, 2009. The description of the Acquiring Fund in this Proxy Statement/Prospectus is based upon the new investment objective, investment policies, investment strategies, and dividend and distribution policies.

Legg Mason Partners Convertible Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

The Funds have similar investment objectives. The Acquiring Fund seeks a high level of current income as a principal objective and long-term capital appreciation as a secondary objective. The Acquired Fund seeks current income and capital appreciation.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in convertible securities. Under normal conditions, the Acquiring Fund invests at least 80% of its net assets in equity securities, including exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities.

Primary differences between the Funds include:

•	The Acquired Fund may invest up to 20% of its net assets in synthetic convertible securities. The Acquiring Fund does not have a comparable investment strategy.

•	The Acquired Fund may invest up to 25% of its assets in foreign securities. The Acquiring Fund may invest up to 50% of its net assets in foreign securities.

•	The Acquired Fund may invest up to 10% of its assets in options for hedging purposes. The Acquiring Fund does not have a comparable limitation.

Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

The Funds have identical investment objectives and strategies. Both Funds seek a high level of current income as a principal objective and long-term capital appreciation as a secondary objective. The principal differences between the two Funds is that the Acquired Fund is classified as a non-diversified fund while the Acquiring Fund is classified as a diversified fund.

Effect on Expenses

This section summarizes the effect of the Reorganizations on the fees and expenses of the Acquired Funds.

Legg Mason Partners Convertible Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

As a result of the Reorganization, gross total annual fund operating expenses for the Acquired Fund are expected to decrease as follows: for Class A shares from 1.68% to 1.19%, for Class B shares from 2.34% to 1.88%, for Class C shares from 2.46% to 2.04% and for Class I shares from 1.26% to 0.84%. As a result of the Reorganization the voluntary caps currently in place for the Acquired Fund would be discontinued and the net total annual fund operating expenses for the Acquired Fund are expected to increase as follows: for Class A shares from 1.17% to 1.19%, for Class B shares from 1.71% to 1.88%, for Class C shares from 1.89% to 2.04% and for Class I shares from 0.78% to 0.84%.

Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

As a result of the Reorganization, gross total annual fund operating expenses for the Acquired Fund are expected to decrease as follows: for Class A shares from 1.90% to 1.19%, for Class C shares from 2.53% to 2.04% and for Class I shares from 1.93% to 0.84%. As a result of the Reorganization the voluntary caps currently in place for the Acquired Fund would be discontinued and the net total annual fund operating expenses for the Acquired Fund are expected to increase as follows: for Class A shares from 1.05% to 1.19%, for Class C shares from 1.80% to 2.04% and for Class I shares from 0.80% to 0.84%.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of shares of each Acquired Fund and shares of the Acquiring Fund as of May 31, 2009. The tables also show the estimated fees and expenses of the shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on May 31, 2009. The estimates are based on contracts and agreements in effect as of May 31, 2009 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of May 31, 2009. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in an Acquired Fund’s or the Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and the combined Fund as of the Closing Date may differ from those reflected in the tables below.

Expense ratios may be higher than those shown below—for example, if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Legg Mason Partners Convertible Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners Capital and Income Fund
	Class A*		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%		5.75%		5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.74	%(b)	0.74	%(b)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.73%		0.20%		0.20%

Total Annual Fund Operating Expenses	1.68	%(c)	1.19%		1.19%

*	Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.

(a)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(c)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.17% for Class A shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class A shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class A	$736	$1,074	$1,435	$2,448
Legg Mason Partners Capital and Income Fund—Class A	$689	$931	$1,192	$1,935
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class A	$689	$931	$1,192	$1,935

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners Capital and Income Fund
	Class B*		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses	0.89%		0.39%		0.39%

Total Annual Fund Operating Expenses	2.34	%(b)	1.88%		1.88%

*	Holders of Class B shares of the Acquired Fund will receive Class B shares of the Acquiring Fund.

(a)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.71% for Class B shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class B shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class B	$737	$1,030	$1,350	$2,512	(1)
Legg Mason Partners Capital and Income Fund—Class B	$691	$891	$1,116	$2,022	(1)
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class B	$691	$891	$1,116	$2,022	(1)

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class B	$237	$730	$1,250	$2,512	(1)
Legg Mason Partners Capital and Income Fund—Class B	$191	$591	$1,016	$2,022	(1)
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class B	$191	$591	$1,016	$2,022	(1)

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners Capital and Income Fund
	Class C*		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.76%		0.30%		0.30%

Total Annual Fund Operating Expenses	2.46	%(b)	2.04%		2.04%

*	Holders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund.

(a)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.89% for Class C shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class C shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class C	$349	$766	$1,310	$2,795
Legg Mason Partners Capital and Income Fund—Class C	$307	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$307	$639	$1,098	$2,369

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class C	$249	$766	$1,310	$2,795
Legg Mason Partners Capital and Income Fund—Class C	$207	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$207	$639	$1,098	$2,369

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners Capital and Income Fund
	Class I*		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.56%		0.20%		0.10%

Total Annual Fund Operating Expenses	1.26	%(b)	0.94%		0.84%

*	Holders of Class I shares of the Acquired Fund will receive Class I shares of the Acquiring Fund.

(a)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 0.78% for Class I shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class I shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class I	$128	$399	$691	$1,522
Legg Mason Partners Capital and Income Fund—Class I	$96	$300	$520	$1,155
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class I	$86	$268	$466	$1,038

Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class A*		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%		5.75%		5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(b)	0.74	%(b)	0.74	%(b)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.90%		0.20%		0.20%

Total Annual Fund Operating Expenses	1.90	%(c)	1.19%		1.19%

*	Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.

(a)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)

Each of the Acquired Fund and the Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(c)

Because of a voluntary expense cap (the “expense cap”), actual total operating expenses are expected to be 1.05% for Class A shares of the Acquired Fund. This voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class A shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Equity Income Builder Fund—Class A	$757	$1,137	$1,541	$2,667
Legg Mason Partners Capital and Income Fund—Class A	$689	$931	$1,192	$1,935
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class A	$689	$931	$1,192	$1,935

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class C*		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(a)	0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.78%		0.30%		0.30%

Total Annual Fund Operating Expenses	2.53	%(b)	2.04%		2.04%

*	Holders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund.

(a)

Each of the Acquired Fund and the Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of a voluntary expense cap (the “expense cap”), actual total operating expenses are expected to be 1.80% for Class C shares of the Acquired Fund. This voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class C shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Equity Income Builder Fund—Class C	$356	$787	$1,345	$2,865
Legg Mason Partners Capital and Income Fund—Class C	$307	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$307	$639	$1,098	$2,369

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Equity Income Builder Fund—Class C	$256	$787	$1,345	$2,865
Legg Mason Partners Capital and Income Fund—Class C	$207	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$207	$639	$1,098	$2,369

	Pre-Reorganization				Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class I*		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75	%(a)	0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	1.18%		0.20%		0.18%

Total Annual Fund Operating Expenses	1.93	%(b)	0.94%		0.92%

*	Holders of Class I shares of the Acquired Fund will receive Class I shares of the Acquiring Fund.

(a)

Each of the Acquired Fund and the Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of a voluntary expense cap (the “expense cap”), actual total operating expenses are expected to be 0.80% for Class I shares of the Acquired Fund. This voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class I shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Equity Income Builder Fund—Class I	$196	$606	$1,042	$2,254
Legg Mason Partners Capital and Income Fund—Class I	$96	$300	$520	$1,155
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class I	$94	$294	$510	$1,132

Legg Mason Partners Convertible Fund (Acquired Fund), Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

	Pre-Reorganization						Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class A*		Class A*		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	5.75%		5.75%		5.75%		5.75%
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(a)	None	(a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.75	%(b)	0.74	%(b)	0.74	%(b)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.73%		0.90%		0.20%		0.20%

Total Annual Fund Operating Expenses	1.68	%(c)	1.90	%(d)	1.19%		1.19%

*	Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.

(a)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(b)

The Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(c)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.17% for Class A shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

(d)

Because of a voluntary expense cap, actual total operating expenses are expected to be 1.05% for Class A shares of the Acquired Fund. The voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class A shares of the Acquired Funds, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class A	$736	$1,074	$1,435	$2,448
Legg Mason Partners Equity Income Builder Fund—Class A	$757	$1,137	$1,541	$2,667
Legg Mason Partners Capital and Income Fund—Class A	$689	$931	$1,192	$1,935
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class A	$689	$931	$1,192	$1,935

	Legg Mason Partners- Convertible Fund		Legg Mason Partners Capital and Income Fund		Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Class B*		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses	0.89%		0.39%		0.39%

Total Annual Fund Operating Expenses	2.34	%(b)	1.88%		1.88%

*	Holders of Class B shares of the Acquired Fund will receive Class B shares of the Acquiring Fund.

(a)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.71% for Class B shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class B shares of the Acquired Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class B	$737	$1,030	$1,350	$2,512	(1)
Legg Mason Partners Capital and Income Fund—Class B	$691	$891	$1,116	$2,022	(1)
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class B	$691	$891	$1,116	$2,022	(1)

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class B	$237	$730	$1,250	$2,512	(1)
Legg Mason Partners Capital and Income Fund—Class B	$191	$591	$1,016	$2,022	(1)
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class B	$191	$591	$1,016	$2,022	(1)

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

	Pre-Reorganization						Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class C*		Class C*		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.75	%(a)	0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%		1.00%
Other Expenses	0.76%		0.78%		0.30%		0.30%

Total Annual Fund Operating Expenses	2.46	%(b)	2.53	%(c)	2.04%		2.04%

*	Holders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund.

(a)

The Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.89% for Class C shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

(c)

Because of a voluntary expense cap, actual total operating expenses are expected to be 1.80% for Class C shares of the Acquired Fund. The voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class C shares of the Acquired Funds, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class C	$349	$766	$1,310	$2,795
Legg Mason Partners Equity Income Builder Fund—Class C	$356	$787	$1,345	$2,865
Legg Mason Partners Capital and Income Fund—Class C	$307	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$307	$639	$1,098	$2,369

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class C	$249	$766	$1,310	$2,795
Legg Mason Partners Equity Income Builder Fund—Class C	$256	$787	$1,345	$2,865
Legg Mason Partners Capital and Income Fund—Class C	$207	$639	$1,098	$2,369
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class C	$207	$639	$1,098	$2,369

	Pre-Reorganization						Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund
	Legg Mason Partners- Convertible Fund		Legg Mason Partners- Equity Income Builder Fund		Legg Mason Partners Capital and Income Fund
	Class I*		Class I*		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.70%		0.75	%(a)	0.74	%(a)	0.74	%(a)
Distribution and/or Service (12b-1) Fees	None		None		None		None
Other Expenses	0.56%		1.18%		0.20%		0.10%

Total Annual Fund Operating Expenses	1.26	%(b)	1.93	%(c)	0.94%		0.84%

*	Holders of Class I shares of the Acquired Fund will receive Class I shares of the Acquiring Fund.

(a)

The Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

(b)

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 0.78% for Class I shares of the Acquired Fund. These voluntary waivers and/or reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

(c)

Because of a voluntary expense cap, actual total operating expenses are expected to be 0.80% for Class I shares of the Acquired Fund. The voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The following examples help you compare the costs of investing in Class I shares of the Acquired Funds, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that each Fund’s operating expenses (before voluntary fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Convertible Fund—Class I	$128	$399	$691	$1,522
Legg Mason Partners Equity Income Builder Fund—Class I	$196	$606	$1,042	$2,254
Legg Mason Partners Capital and Income Fund—Class I	$96	$300	$520	$1,155
Legg Mason Partners Capital and Income Fund Pro Forma Combined Fund—Class I	$86	$268	$466	$1,038

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganizations. Distribution arrangements for the Funds are identical with respect to purchases, redemptions and exchanges.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, risks and performance” and “More on the fund’s investments.” The prospectuses (as supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Partners Convertible Fund	November 7, 2008
Legg Mason Partners Equity Income Builder Fund	February 28, 2009

Acquiring Fund	Prospectus Dated
Legg Mason Partners Capital and Income Fund	April 30, 2009

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization with the corresponding Acquired Fund.

At a meeting held on August 4-5, 2009, the Board approved changes to the investment objective, investment policies and investment strategies of the Acquiring Fund that reflect the investment objective, investment policies and investment strategies of Legg Mason Partners Equity Income Builder Fund, except that the Acquiring Fund will maintain its classification as a diversified fund. New portfolio managers from ClearBridge Advisors, LLC (“ClearBridge”), the Fund’s subadviser, assumed responsibility for the Acquiring Fund’s equity investments effective as of August 6, 2009, and it is anticipated that the Acquiring Fund will change its name, performance benchmark and dividend and distribution policies effective on or about December 7, 2009. The description of the Acquiring Fund in this Proxy Statement/Prospectus is based upon the new investment objective, investment policies, investment strategies and dividend and distribution policies.

Legg Mason Partners Convertible Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

Investment Objectives

The Acquiring Fund seeks a high level of current income as its principal objective and long-term capital appreciation as its secondary objective. The Acquired Fund seeks current income and capital appreciation.

Primary Investment Policies and Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The Acquired Fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Acquiring Fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

Both funds may invest in convertible securities and securities rated below investment grade and may sell securities short from time to time. For temporary defensive purposes, each Fund may invest without limit in money market instruments and short-term debt securities or cash. Each Fund is diversified.

There are several differences between the Funds:

•

The Acquiring Fund may invest up to 50% of its net assets in foreign securities. The foreign issuers in which the Acquiring Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Acquired Fund may invest up to 25% of its assets in foreign securities.

•	The Acquiring Fund may invest in real estate investment trusts (“REITs”) as a principal strategy. The Acquired Fund may only do so as part of its non-principal investment strategy.

•	The Acquiring Fund may invest up to 20% of its net assets in fixed income securities. The Acquired Fund may invest in fixed income securities as part of its non-principal investment strategy.

•	The Acquiring Fund may invest in derivatives as a means to generate income but the Acquired Fund does not invest in derivatives for such purpose.

•	With respect to derivative instruments, the Acquiring Fund may invest in options on securities indexes and swaps but the Acquired Fund does not have a comparable policy.

•	The Acquired Fund may invest up to 10% of its assets in options for hedging purposes but the Acquiring Fund does not have a comparable limitation.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies, the Funds share many of the same risks, but each Fund characterizes its principal risks differently. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Equity securities risk. Equity securities include common and preferred stocks, which represent equity ownership in a company. Equity securities also include baskets of equity securities such as exchange traded funds, trust certificates, limited partnership interests, shares of other investment companies and investments in REITs. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages, or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•

Convertible securities risk. Convertible securities are debt or preferred equity securities convertible into, or exchangeable for, equity securities, which are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics.

•

Foreign securities risk. The Funds may invest directly in foreign securities or invest in depositary receipts for securities of foreign issuers. The Funds’ investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Funds may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. The Acquired Funds may be exposed to the risks of investing in emerging markets. The issuers of foreign securities purchased by the Acquiring Fund will be located in developed markets, and the Acquiring Fund does not intend to invest in securities of issuers located in emerging markets. However, if a country in which an issuer whose securities have been purchased by the Acquiring Fund is later classified as an emerging market, the Acquiring Fund will not be required to sell the security. In such event the Acquiring Fund may be exposed to the risks of investing in emerging markets. The risks of investing in foreign securities are greater when investing in securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private businesses or property are more likely.

•

Market and interest rate risk. The Funds may invest in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities and loan participations and assignments. Debt obligations may be fixed income securities or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The market price of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline. The Funds may experience a substantial or complete loss on an individual stock. The prices of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds, conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency and interest rate fluctuations. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

•

Credit risk. Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Credit risk is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Funds are subject to greater levels of credit risk to the extent they invest in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

•	Portfolio selection risk. The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security may prove to be incorrect.

•

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

The Acquiring Fund characterizes the following as additional principal risks:

•

Dividend-paying stock risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

•

Warrants and rights risk. Warrants and rights are options to buy, directly from the issuer, a stated number of shares of the issuer’s securities at a specified price during the life of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.

•

REITs risk. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. Investments in REITs expose the Fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then-current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below-market interest rates. This may cause the Fund’s share price to be more volatile.

•

Small and mid-sized company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and mid-sized companies. Small and mid-sized companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and mid-sized companies generally are more volatile than those of larger companies and are more likely to be adversely affected by poor economic or market conditions. Securities of small and mid-sized companies may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

High portfolio turnover risk. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

•

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

Fundamental Investment Restrictions

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions, which cannot be changed without shareholder approval.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment policies, manager and portfolio managers of the Acquired Fund and the Acquiring Fund.

	Legg Mason Partners Convertible Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)
Investment Objective(s)	The Fund seeks current income and capital appreciation.	The Fund’s principal objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

	Legg Mason Partners Convertible Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)
Principal Investment Policies and Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The Fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

The Fund may invest up to 25% of its assets in foreign securities.

The Fund may invest in securities rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly known as “junk bonds.”

Equity Securities. The Fund may receive common stock as a result of the conversion of a convertible security held by the Fund, and such common stock may continue to be held by the Fund at the discretion of the portfolio managers.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

The Fund may also invest in REITs.

The Fund may invest up to 50% of its net assets in equity securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The Fund may invest in issuers of any size.

The Fund may invest up to 20% of its net assets in fixed income securities. The Fund may invest in fixed income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The Fund may invest in fixed income securities when the portfolio managers believe such securities provide attractive income opportunities.

Legg Mason Partners Convertible Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)

Derivatives Contracts. The Fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

•       To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets

•       As a substitute for buying or selling securities

•       To enhance the Fund’s return

•       As a cash flow management technique

The Fund may invest up to 10% of its assets in options for hedging purposes.

Short Sales. The Fund may sell securities short from time to time. The Fund may hold no more than 25% of its net assets (taken at the then- current market value) as required collateral for such sales at any one time.

Cash Management. Under normal circumstances, the Fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations.

Derivative and Hedging Techniques. The Fund may, but need not, use derivative contracts. The Fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes; futures and options on futures; forward foreign currency contracts; and swaps, including interest rate, currency and credit default swaps.

Derivatives may be used by the Fund for the following purposes:

•       As a means to generate income

•       As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•       As a substitute for buying or selling securities

•       As a means of enhancing returns

•       As a cash flow management technique

Short Sales. The Fund may sell securities short from time to time. The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

	Legg Mason Partners Convertible Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)
Selection Process

In evaluating a convertible security, the portfolio managers analyze both the equity and the fixed income characteristics of the security.

Equity characteristics the portfolio managers look for include:

•       Companies with potential for real, sustainable growth

•       Companies with competent and accessible management

•       Companies with favorable cash flow

•       Securities of companies in which the portfolio managers believe the underlying common stock has the potential for significant appreciation over a 12-18 month period

Fixed income characteristics the portfolio managers look for include:

•       Favorable financial condition and capital structure

•       Securities structured in a manner that reduces risk

•       Securities where the yield more than compensates for the degree of risk

The portfolio managers emphasize individual security selection. In selecting individual companies for investment, the portfolio managers look for the following:

•       Current yield

•       Potential for dividend growth

•       Sound or improving balance sheets

•       Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

•       Past growth rates

•       Future earnings prospects

•       Technological innovation

•       General market and economic factors

•       Recognized industry leadership

Generally, companies held by the Fund are those that the portfolio managers believe have assets or earnings power that are either unrecognized or undervalued. Based upon their models, the portfolio managers generally look for attractive valuations. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

•       New, improved or unique products and services

•       New or rapidly expanding markets for a company’s product

•       New management

•       Changes in the economic, financial, regulatory or political environment particularly affecting a company

•       Effective research, product development and marketing

•       A business strategy not yet recognized by the marketplace

Investment Manager/ Subadviser	LMPFA/ClearBridge	LMPFA/ClearBridge

Portfolio Managers	Peter D. Luke and Patrick J. McElroy	Harry D. Cohen, Peter Vanderlee and Michael Clarfeld

Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

Investment Objectives

The investment objectives of each Fund are identical. Both Funds’ principal objective is to provide a high level of current income. The Funds’ secondary objective is long-term capital appreciation.

Primary Investment Policies and Strategies

The primary investment policies and strategies of each Fund are identical. Under normal circumstances, the Funds invest at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Funds’ portfolios will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features. The Funds may also invest in REITs.

The Acquiring Fund is classified as a diversified fund and the Acquired Fund is classified as a non-diversified fund.

Risk Factors

Because the Funds have identical investment objectives and principal investment policies and share portfolio managers, the principal risks of investing in the Funds are similar. You could lose money on your investment in either Fund or either Fund may not perform as well as other investments.

The following summarizes the risks of investing in either of the Funds:

•

Equity securities risk. Equity securities include common and preferred stocks, which represent equity ownership in a company. Equity securities also include baskets of equity securities such as exchange traded funds, trust certificates, limited partnership interests, shares of other investment companies and investments in REITs. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages, or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•

Convertible securities risk. Convertible securities are debt or preferred equity securities convertible into, or exchangeable for, equity securities. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics.

•

Foreign securities risk. The Funds may invest directly in foreign securities or invest in depositary receipts for securities of foreign issuers. The Funds’ investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Funds may invest may have markets that are less liquid and more volatile than markets in the United States and may suffer from political or economic instability, and experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. The issuers of foreign securities purchased by the Funds will be located in developed markets, and the Funds do not intend to invest in securities of issuers located in emerging markets. However, if a country in which an issuer whose securities have been purchased by the Funds is later classified as an emerging market, the Funds will not be required to sell the security. In such event the Funds may be exposed to the risks of investing in emerging markets. The risks of investing in foreign securities are greater when investing in securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private businesses or property are more likely.

•

Market and interest rate risk. The Funds may invest in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities and loan participations and assignments. Debt obligations may be fixed income securities or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The market price of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline. The Funds may experience a substantial or complete loss on an individual stock. The prices of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds, conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency and interest rate fluctuations. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

•

Credit risk. Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Credit risk is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Funds are subject to greater levels of credit risk to the extent they invest in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

•	Portfolio selection risk. The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security may prove to be incorrect.

•

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•

Dividend-paying stock risk. The Funds’ emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

•

Warrants and rights risk. Warrants and rights are options to buy, directly from the issuer, a stated number of shares of the issuer’s securities at a specified price during the life of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Funds is not exercised by the date of its expiration, the Funds would lose the entire purchase price of the warrant or right.

•

REITs risk. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. Investments in REITs expose the Funds to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Funds hold a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Funds would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Funds purchase a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Funds may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below-market interest rates. This may cause the Funds’ share prices to be more volatile.

•

Small and mid-sized company risk. The Funds will be exposed to additional risks as a result of their investments in the securities of small and mid-sized companies. Small and mid-sized companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and mid-sized companies generally are more volatile than those of larger companies and are more likely to be adversely affected by poor economic or market conditions. Securities of small and mid-sized companies may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Funds’ securities must be liquid at the time of investment, securities may become illiquid after purchase by the Funds, particularly during periods of market turmoil. When the Funds hold illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Funds are forced to sell these investments to meet redemptions or for other cash needs, the Funds may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Funds, due to limitations on investments in illiquid securities, may be unable to achieve their desired level of exposure to a certain sector.

•

High portfolio turnover risk. The Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Funds’ performance.

•

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

The Acquiring Fund is classified as a diversified fund and the Acquired Fund is classified as a non-diversified fund. As such, the Acquired Fund is subject to non-diversification risk as an additional principal risk, which the Acquiring Fund is not.

•

Non-diversification risk: The Acquired Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Acquired Fund concentrates its assets in fewer issuers, the Acquired Fund will be more susceptible to negative events affecting those issuers. The Acquired Fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the Acquired Fund’s investments are not as diversified as most mutual funds and far less diversified than the broad securities markets. This means that the Acquired Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the Acquired Fund may rise or fall rapidly.

Fundamental Investment Restrictions

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions, which cannot be changed without shareholder approval.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment strategies, manager and portfolio managers of the Acquired Fund and the Acquiring Fund:

	Legg Mason Partners Equity Income Builder Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)
Investment Objective(s)	The Fund’s principal objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.	The Fund’s principal objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Principal Investment Policies and Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

The Fund may also invest in REITs.

The Fund may invest up to 50% of its net assets in equity securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The Fund may invest in issuers of any size.

The Fund may invest up to 20% of its net assets in fixed income securities. The Fund may invest in fixed income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The Fund may invest in fixed income securities when the portfolio managers believe such securities provide attractive income opportunities.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

The Fund may also invest in REITs.

The Fund may invest up to 50% of its net assets in equity securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The Fund may invest in issuers of any size.

The Fund may invest up to 20% of its net assets in fixed income securities. The Fund may invest in fixed income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The Fund may invest in fixed income securities when the portfolio managers believe such securities provide attractive income opportunities.

Legg Mason Partners Equity Income Builder Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)

Cash Management. Under normal circumstances, the Fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations.

Derivative and Hedging Techniques. The Fund may, but need not, use derivative contracts. The Fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes; futures and options on futures; forward foreign currency contracts; and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the Fund for the following purposes:

•       As a means to generate income

•       As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•       As a substitute for buying or selling securities

•       As a means of enhancing returns

•       As a cash flow management technique

Short Sales. The Fund may sell securities short from time to time. The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

The Fund is classified as a non-diversified fund.

Cash Management. Under normal circumstances, the Fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations.

Derivative and Hedging Techniques. The Fund may, but need not, use derivative contracts. The Fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes; futures and options on futures; forward foreign currency contracts; and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the Fund for the following purposes:

•       As a means to generate income

•       As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•       As a substitute for buying or selling securities

•       As a means of enhancing returns

•       As a cash flow management technique

Short Sales. The Fund may sell securities short from time to time. The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

The Fund is classified as a diversified fund.

	Legg Mason Partners Equity Income Builder Fund (Acquired Fund)	Legg Mason Partners Capital and Income Fund (Acquiring Fund)
Selection Process

The portfolio managers emphasize individual security selection. In selecting individual companies for investment, the portfolio managers look for the following:

•       Current yield

•       Potential for dividend growth

•       Sound or improving balance sheets

•       Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

•       Past growth rates

•       Future earnings prospects

•       Technological innovation

•       General market and economic factors

•       Recognized industry leadership

Generally, companies held by the Fund are those that the portfolio managers believe have assets or earnings power that are either unrecognized or undervalued. Based upon their models, the portfolio managers generally look for attractive valuations. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

The portfolio managers emphasize individual security selection. In selecting individual companies for investment, the portfolio managers look for the following:

•       Current yield

•       Potential for dividend growth

•       Sound or improving balance sheets

•       Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

•       Past growth rates

•       Future earnings prospects

•       Technological innovation

•       General market and economic factors

•       Recognized industry leadership

Generally, companies held by the Fund are those that the portfolio managers believe have assets or earnings power that are either unrecognized or undervalued. Based upon their models, the portfolio managers generally look for attractive valuations. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

•       New, improved or unique products and services

•       New or rapidly expanding markets for a company’s product

•       New management

•       Changes in the economic, financial, regulatory or political environment particularly affecting a company

•       Effective research, product development and marketing

•       A business strategy not yet recognized by the marketplace

•       New, improved or unique products and services

•       New or rapidly expanding markets for a company’s product

•       New management

•       Changes in the economic, financial, regulatory or political environment particularly affecting a company

•       Effective research, product development and marketing

•       A business strategy not yet recognized by the marketplace

Investment Manager/Subadviser	LMPFA/ClearBridge	LMPFA/ClearBridge

Portfolio Managers	Harry D. Cohen, Peter Vanderlee and Michael Clarfeld	Harry D. Cohen, Peter Vanderlee and Michael Clarfeld

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares. This Proxy Statement/Prospectus offers only Class A, Class B, Class C and Class I shares of the Acquiring Fund; all other share classes of the Acquiring Fund are offered through the Acquiring Fund’s April 30, 2009 prospectus, as it may be amended or supplemented from time to time.

Legg Mason Partners Capital and Income Fund

Choosing a Class of Shares to Buy

Individual investors can generally choose among three classes of shares: Class A, Class B and Class C shares. Individual investors that held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and Institutional Investors—Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Proxy Statement/Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be more economical for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution/service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment Minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment[1]
	Class A	Class B	Class C	Class I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a
IRAs	$250/$50	$250/$50	$250/$50	n/a
SIMPLE IRAs	None/None	None/None	None/None	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None
Retirement Plans with omnibus accounts held on the books of the Fund	None/None[2]	n/a3	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	$1 million/none

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors-Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Class A shares are not available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available.

[3]	Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors and click on the name of the Fund.

Comparing the fund’s classes

The following table compares key features of the Acquiring Fund’s classes that are offered in this Proxy Statement/Prospectus. You should review the fee table and example at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class may be more appropriate for you. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I
Key features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes

Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None

Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None

Annual distribution and/or service fees	0.25% of average daily net assets	0.75% of average daily net assets	1.00% of average daily net assets	None

Exchange Privilege[1]	Class A shares of funds sold by the Fund’s distributor	Class B shares of funds sold by the Fund’s distributor	Class C shares of funds sold by the Fund’s distributor	Class I shares of funds sold by the Fund’s distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the Fund’s distributor, Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation privilege – allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for Certain Class A Investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. The Fund pays annual distribution/service fees of up to 0.75% of the average daily net assets of Class B shares. Service Agents receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution/service fees.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund’s SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the Fund.

Retirement and institutional investors—Eligible investors

Retirement Plans with Omnibus Accounts

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among five classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class C and Class I shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares: Class A, Class B and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in three classes of shares, two of which are being offered through this Proxy Statement/Prospectus: Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the Fund.

Class A and Class B—Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the Fund through an omnibus account and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the Fund’s SAI for more details.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the Fund, Legg Mason or its affiliates are described in the Fund’s SAI.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service/distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

•     Name of fund being bought

•     Class of shares being bought

•     Dollar amount or number of shares being bought

•     Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•     Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy-Investment minimums”)

•     Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•     If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Exchanging shares

Generally	You may exchange shares of the Fund for the same class of shares of certain other funds sold by the distributor on any day both the Fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•     If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•     If you bought shares directly from the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•     Not all funds offer all classes

•     Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•     Remember that an exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account

•     Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•     In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•     Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•     For Class A and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•     Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•     The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•     Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•     Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of Fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the Fund.

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays), trading is restricted, an emergency exists or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record, or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

Your written request must provide the following:

•     The fund name, the class of shares being redeemed and your account number

•     The dollar amount or number of shares being redeemed

•     Signature of each owner exactly as the account is registered

•     Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Please have the following information ready when you call:

•     Name of fund being redeemed

•     Class of shares being redeemed

•     Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•     Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•     If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

•     You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services, or consult the Fund’s SAI.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming Shares”)

The Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the Fund’s other redemption and exchange procedures described above under “Redeeming Shares” and “Exchanging Shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/mandatory redemptions

The Fund reserves the right to ask you to bring your account up to the minimum investment amount as determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund’s SAI.

Frequent trading of fund shares

Frequent trading in the Fund’s shares increases the Fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the Fund’s portfolio and increase the Fund’s costs associated with trading the Fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the Fund’s other shareholders. The Fund therefore discourages frequent purchases and redemptions by shareholders.

The Fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the Fund’s frequent trading policy, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the Fund detects a pattern of excessive trading. The policy currently provides that the Fund will use its best efforts to restrict a shareholder’s trading privileges in the Fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The Fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the Fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the Fund. In making such a determination, the Fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the Fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the Fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the Fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of such purchase. Purchases and sales of Fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the Fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the Fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers and mutual fund marketplaces) maintaining such account. The Fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the Fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the Fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The Fund does not issue share certificates.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and distributions

The Fund generally pays dividends from income quarterly, which may include short-term capital gains. The Fund makes capital gain distributions, if any, typically once or twice a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Fund Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events, unless your shares are held in a qualified retirement plan, IRA or other tax-deferred arrangement. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income, potentially taxable for individuals at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income for taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates for taxable years beginning 2011 to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes. Corporations may be able to take a dividends-received deduction for a portion of the distributions they receive.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time. If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the Fund’s SAI.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Fund’s Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follow:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time. The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker-dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Fund’s Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the forms of Reorganization Agreement attached as Appendix A1 and Appendix A2 to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets of the relevant Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of such Acquired Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of such Acquired Fund, (2) the distribution of Class A, Class B, Class C and Class I shares, as applicable, of the Acquiring Fund to the shareholders of such Acquired Fund and (3) the subsequent redemption of such Acquired Fund shares and termination of such Acquired Fund. Subject to the satisfaction of the conditions described below, each Reorganization is scheduled to occur as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization of an Acquired Fund is approved, shareholders of Class A, Class B, Class C and Class I shares, as applicable, of the Acquired Fund will receive Class A, Class B, Class C and Class I shares, as applicable, of the Acquiring Fund. The net asset value of each Acquired Fund and the net asset value per share of the Acquiring Fund will be determined using the valuation procedures established by the Board.

The number of full and fractional shares of the Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

All issued and outstanding shares of each Acquired Fund will thereafter be canceled on the books of that Acquired Fund and any share certificates representing shares of the Acquired Fund will be null and void.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law, its charter and any other applicable law to effect its termination.

The Board has determined with respect to each of the Funds that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. Each Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Acquired Fund shareholders to the detriment of such shareholders without their further approval.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the relevant Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Shareholders of Class A, Class B, Class C and Class I shares, as applicable, of the Acquired Funds will receive Class A, Class B, Class C and Class I shares, as applicable, of the Acquiring Fund. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The proposed Reorganizations were presented to the Board for consideration at a Board meeting held on August 4-5, 2009, and were approved at that meeting. Following extensive discussions of the advantages and disadvantages to each Acquired Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) the proposed Reorganization would be in the best interests of each Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of either Acquired Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board considered a number of factors in recommending the Reorganization of such Acquired Fund, including the following:

•	the recommendations of LMPFA with respect to the each Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from each Reorganization;

•	the benefits to shareholders of each Acquired Fund expected to result from each Reorganization;

•	that LMPFA will reimburse each Acquired Fund for the costs and expenses allocated to it in connection with each Reorganization;

•	the annual fund operating expenses and shareholder fees and services that each Acquired Fund’s shareholders are expected to pay as shareholders of the Acquiring Fund after each Reorganization;

•	the fact that each Reorganization would constitute a tax-free reorganization;

•

the differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and each Acquired Fund (after giving effect to the proposed changes to the investment objectives, policies and strategies of the Acquiring Fund); and

•	with respect to the Reorganization of Legg Mason Partners Equity Income Builder, that the Acquired Fund would be the accounting survivor in the Reorganization.

The Board considered the benefits to Legg Mason. If the Reorganization of an Acquired Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and expenses. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

Among its considerations, the Acquiring Fund’s Board considered the intangible and tangible benefits to the Acquiring Fund, including the opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by the parties to the applicable Reorganization (other than LMPFA) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund and the termination of the Acquired Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the

Acquiring Fund, or upon the distribution by the Acquired Fund to the Acquired Fund’s shareholders of shares of the Acquiring Fund in liquidation of Acquired Fund;

(iii) Shareholders of the Acquired Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Acquired Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Acquired Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held the shares of the Acquired Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and

(viii) The holding periods of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

Each opinion will not express an opinion as to the tax effects to the respective Acquired Fund, the Acquiring Fund, or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of each Acquired Fund at the time of the Reorganization.

While none of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to its Reorganization, each Acquired Fund will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Acquired Funds are presently entitled to net capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the tax years of the Acquired Funds to close, which will accelerate the schedule for expiration of their respective net capital loss carryovers, and could also result in a net capital loss for the tax year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s abilities to use carryovers of either Acquired Fund and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of each Acquired Fund own less than 50% of the corresponding Acquiring Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the applicable Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using either Acquired Fund’s loss carryovers and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of Legg Mason Partners Equity Income Builder Fund is substantially in excess of the current capital loss carryovers of that Fund. In addition, no assurance can be given as to the net asset value of either Acquired Fund or the long-term tax-exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund were able to fully utilize the net capital loss carryovers and unrealized losses of an Acquired Fund, the tax benefit resulting from those losses would be shared by the shareholders of the Acquired Funds and the Acquiring Fund following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

Legg Mason Partners Convertible Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

As of its prior fiscal year end, the Acquired Fund has no loss carryforward, and the Acquiring Fund had the following unused capital loss carryover:

Acquiring Fund
Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
$(210,345,047)	12/31/2016

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s loss carryover by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Legg Mason Partners Equity Income Builder Fund (Acquired Fund) and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

As of their prior fiscal year ends, the Funds had the following unused capital loss carryovers:

Acquired Fund		Acquiring Fund
Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
$(47,294)	10/31/2016	$(210,345,047)	12/31/2016

Acquired Fund

The Reorganization would impact the use of the Acquired Fund’s loss carryover in the following manner: (1) the expiration date of the loss carryover would move up and realign itself with the Acquiring Fund; for example, the losses due to expire on October 31, 2016 would expire on December 31, 2014; (2) the loss carryovers will benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (3) the amount of the Acquired Fund’s capital loss carryovers that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at such time (approximately $1,375,438 per year based on data as of a recent date); and (4) any losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization are subject to these same limitations.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Information Applicable to all Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately December 4, 2009. Further, the ability of each Fund to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of any or all of the Funds expiring unused.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganization of an Acquired Fund is effected, that Acquired Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization of an Acquired Fund is effected, management will analyze and evaluate the portfolio securities of an Acquired Fund being transferred to the Acquiring Fund. Consistent with each Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), management will determine the extent and duration to which the portfolio securities of each Acquired Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of an Acquired Fund in connection with the Reorganization of that Fund. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of an Acquired Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the corresponding Acquiring Fund’s ability to use any available loss carryovers. The transaction costs associated with repositioning an Acquired Fund’s portfolio, if any, in connection with its Reorganization will largely be borne by the Acquiring Fund after the Reorganization. As of the date hereof, the Acquiring Fund is not expected to recognize material capital gains or incur significant transaction costs from portfolio repositioning as a result of the Reorganizations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadviser

LMPFA is the Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

ClearBridge provides the day-to-day portfolio management of the Acquiring Fund as subadviser. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of June 30, 2009, ClearBridge’s total assets under management were approximately $47.1 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $657 billion.

Management and sub-advisory fees paid to LMPFA and ClearBridge prior to the Reorganization are as follows:

Legg Mason Partners Capital and Income Fund

Investment Manager	Fee Rate (percentage of average daily net assets)	Subadviser	Rate Received by Subadviser
LMPFA

Up to and including $1 billion 0.750%

Over $1 billion and up to and including $2 billion 0.725%

Over $2 billion and up to and including $5 billion 0.700%

Over $5 billion and up to and including $10 billion 0.675%

Over $10 billion 0.650%

		ClearBridge	The sub-advisory fees to ClearBridge is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

For the fiscal year ended December 31, 2008, the Acquiring Fund paid management fees, after waivers and reimbursements, if any, of 0.73% of its average daily net assets for management services.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with ClearBridge is contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008.

Certain Legal Proceedings

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, and against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds, (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Fund, and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI, a former distributor of the Fund and other affiliated funds (the “Funds”), and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

As of the date of this SAI, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below. The SAI for the Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Acquiring Fund.

ClearBridge Portfolio Manager Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the Fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred	Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period

Legg Mason Partners Capital and Income Fund Portfolio Managers

Harry D. Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA, are responsible for the day-to-day management of the Fund’s investments. Mr. Cohen is the Chief Investment Officer of ClearBridge and has been with ClearBridge since 1979. Mr. Vanderlee is a Managing Director of ClearBridge and has been with ClearBridge since 1999. Mr. Clarfeld is a Director and Senior Portfolio Analyst—Generalist of ClearBridge and has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganizations. However, the increase in assets of the Acquiring Fund is expected to be offset by the concomitant loss of the corresponding Acquired Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Acquired Funds.

Information about the Funds is included in the Prospectuses, Fund SAIs and shareholder reports filed with the SEC and dated as listed below:

Fund	Prospectus and Fund SAI Date	Shareholder Reports
Legg Mason Partners Convertible Fund	November 7, 2008 (filed on November 7, 2008)	Annual Report: July 31, 2008 (filed on October 8, 2008) Semi-Annual Report: January 31, 2009 (filed on April 2, 2009)

Legg Mason Partners Equity Income Builder Fund	February 28, 2009 (filed on February 27, 2009)	Annual Report: October 31, 2008 (filed on January 7, 2009) Semi-Annual Report: April 30, 2009 (filed on June 29, 2009)

Legg Mason Partners Capital and Income Fund	April 30, 2009 (filed on April 30, 2009)	Annual Report: December 31, 2008 (filed on March 5, 2009) Semi-Annual Report: June 30, 2009 (filed on [ ], 2009)

Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Acquiring Fund or the Acquired Funds at 1-800-822-5544 or 1-888-425-6432, by writing to the Funds at 55 Water Street, New York, New York 10041, or by visiting Legg Mason’s website at www.leggmason.com/individualinvestors.

All of the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix C of this Proxy Statement/Prospectus.

Financial Highlights

The most recent fiscal year end of the Acquiring Fund is December 31, 2008, the Legg Mason Partners Convertible Fund is July 31, 2009 and the Legg Mason Partners Equity Income Builder Fund is October 31, 2008.

The financial highlights of the Acquiring Fund contained in Appendix B have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor. LMIS is a wholly-owned subsidiary of Legg Mason.

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A, Class B and Class C shares, as applicable. Under the plan, the Acquiring Fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up 0.25% for Class A shares; up to 0.75% for Class B shares; and up to 1.00% for Class C shares. Class I shares of the Acquiring Fund are not subject to any distribution and/or service fees under the plan. Distribution and/or service fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus.

The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

Form of Organization

Each Fund is a series of the Trust, a Maryland business trust.

Fund Boards

The Funds, as series of the Trust, have the same Board.

Legg Mason Partners Convertible Fund (Acquired Fund)

Legg Mason Partners Equity Income Builder Fund (Acquired Fund)

and Legg Mason Partners Capital and Income Fund (Acquiring Fund)

Independent Trustees:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Interested Trustee:

R. Jay Gerken

CAPITALIZATION

The following tables set forth the unaudited capitalization of each Acquired Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the applicable Acquiring Fund shareholders of the Acquired Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of July 31, 2009, the net asset value of each Acquired Fund did not exceed 10% of the net asset value of the Acquiring Fund.

Pro Forma Combined Capitalization Table

Legg Mason Partners Convertible Fund,

Legg Mason Partners Equity Income Builder and

Legg Mason Partners Capital and Income Fund

As of July 31, 2009 (Unaudited)

	Legg Mason Partners Convertible Fund	Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Capital and Income Fund
Class A:
Net Assets	$21,469,867	$27,142,396	$1,277,945,347	$(55,652	)(a)	$1,326,501,958
Shares Outstanding	1,744,682	2,481,943	117,131,592	224,320	(b)	121,582,537
Net Asset Value Per Share	$12.31	$10.94	$10.91			$10.91
Class B:
Net Assets	$6,199,080	—	$212,722,502	$(9,264	)(a)	$218,912,318
Shares Outstanding	506,213	—	19,780,852	69,297	(b)	20,356,362
Net Asset Value Per Share	$12.25	—	$10.75			$10.75
Class C:
Net Assets	$9,940,416	$4,770,646	$227,252,610	$(9,896	)(a)	$241,953,776
Shares Outstanding	806,996	436,337	21,076,755	120,232	(b)	22,440,320
Net Asset Value Per Share	$12.32	$10.93	$10.78			$10.78
Class I:
Net Assets	$7,354,860	$1,226,655	$4,309,388	$(188	)(a)	$12,890,715
Shares Outstanding	591,303	112,116	387,232	67,680	(b)	1,158,331
Net Asset Value Per Share	$12.44	$10.94	$11.13			$11.13

(a)	Reflects adjustments for estimated reorganization costs of $75,000.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

DIVIDENDS AND DISTRIBUTIONS

The Legg Mason Partners Convertible Fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, typically once or twice a year. The Legg Mason Partners Equity Income Builder Fund and the Acquiring Fund generally pay dividends from income quarterly, which may include short-term capital gains, and make long-term capital gains distributions, if any, typically once or twice a year.

Each Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus, above.

OTHER BUSINESS

The Board of each Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to proposal 1, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

A shareholder who wants to communicate with the Board or any individual Board member should write to his or her Fund to the attention of Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, Connecticut 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Acquired Funds’ Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about [October     , 2009] or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Because the proposals in this Proxy Statement/Prospectus are voted on separately for each Acquired Fund, it is essential that shareholders who own shares of more than one Acquired Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the applicable Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix D to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the applicable Acquired Fund a subsequently executed proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of an Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Acquired Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or the distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA will reimburse the Acquired Funds for the costs and expenses, including any proxy solicitation costs, allocated to them in connection their Reorganizations. LMPFA and the Acquiring Fund will each pay 50% of the costs and expenses allocated to the Acquiring Fund in connection with each of the Reorganizations. Any transaction costs associated with repositioning an Acquired Fund’s portfolio, if any, in connection with a Reorganization will largely be borne by the Acquiring Fund after the Reorganization.

Estimated costs of the Reorganization of Legg Mason Partners Convertible Fund into Legg Mason Partners Capital and Income Fund have been allocated between the Acquired Fund and the Acquiring Fund as follows: Legal—the Acquired Fund: $70,000, the Acquiring Fund: $70,000; Audit—the Acquired Fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $19,855)—all allocated to the Acquired Fund.

Estimated costs of the Reorganization of Legg Mason Partners Equity Income Builder Fund into Legg Mason Partners Capital and Income Fund have been allocated between the Acquired Fund and the Acquiring Fund as follows: Legal—the Acquired Fund: $70,000, the Acquiring Fund: $70,000; Audit—the Acquired Fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out of pocket costs, and proxy solicitation, mailing, reporting and tabulation costs (approximately $9,031)—all allocated to the Acquired Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Acquired Fund to obtain authorization for the execution of proxies. Each Acquired Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy

Statement/Prospectus and proxy materials to the beneficial owners of an Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Acquired Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $17,500 for the Reorganization of Legg Mason Partners Convertible Fund and $7,500 for the Reorganization of Legg Mason Partners Equity Income Builder Fund for such solicitation services, to be borne by LMPFA and the Acquiring Fund as described above. Computershare Fund Services may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person by proxy representing thirty percent (30%) of the voting power of an Acquired Fund shall constitute quorum for that Fund at the Meeting. An Acquired Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Acquired Fund’s quorum requirement is met.

Vote Required

For each Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the applicable Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

The Meeting with respect to an Acquired Fund may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. The Meeting with respect to an Acquired Fund may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting with respect to an Acquired Fund that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Acquired Fund, 55 Water Street, New York, New York 10041, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of an Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of shares of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Fund	Class	Total Shares Outstanding
Legg Mason Partners Convertible Fund	A
Legg Mason Partners Convertible Fund	B
Legg Mason Partners Convertible Fund	C
Legg Mason Partners Convertible Fund	I

Total

Legg Mason Partners Equity Income Builder Fund	A
Legg Mason Partners Equity Income Builder Fund	C
Legg Mason Partners Equity Income Builder Fund	I

Total

To the knowledge of the Funds, as of the Record Date, except as set forth below, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

Fund	Class	Name	Address	Percent

To the knowledge of the Funds, as of September 14, 2009, less than 1% of the outstanding shares of each Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and the Acquiring Fund.

THE BOARD OF EACH ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT FOR THAT ACQUIRED FUND. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary
Legg Mason Equity Trust

INDEX OF APPENDICES

Appendix A1: Form of Agreement and Plan of Reorganization—Legg Mason Partners Convertible Fund and Legg Mason Partners Capital and Income Fund

Appendix A2: Form of Agreement and Plan of Reorganization—Legg Mason Partners Equity Income Builder Fund and Legg Mason Partners Capital and Income Fund

Appendix B: Financial Highlights of Legg Mason Partners Capital and Income Fund

Appendix C: Historical Performance for Each Fund

Appendix D: Instructions for Signing the Proxy Card

APPENDIX A1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Partners Convertible Fund and Legg Mason Partners Capital and Income Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2009, by and among Legg Mason Partners Equity Trust, a Maryland business trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), and on behalf of its series Legg Mason Partners Convertible Fund (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

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1.2 The property and assets of the Trust attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and the Acquiring Fund pursuant to paragraph 10.2. (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Trust, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) redeem shares of the Acquired Fund and (c) terminate the Acquired Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Acquired Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank

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and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be December 4, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the

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conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as of the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to

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be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Charter to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

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(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Acquired Fund and the Acquiring Fund hereby further covenants as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Acquired Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Acquired Fund, will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.10 The Trust shall not change the Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Acquired Fund. The Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

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7.4 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Acquired Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Acquired Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Acquired Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Charter, the bylaws of the Trust, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Acquired Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Acquired Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the Liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 and 357(a) of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund Liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the Liabilities of Acquired Fund; (vii) under Section 362(b) of the

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Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period). The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust and the Trust. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 [Reserved.]

8.7 [Reserved.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquiring Fund will pay 50% and LMPFA will pay 50% of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund. Any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. LMPFA will pay all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquired Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that any transaction costs associated with repositioning the Acquired Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

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11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Acquired Fund, made any representation, warranty or covenant and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Charter, the obligations of the Trust with respect to each of the Acquiring Fund and the Acquired Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Acquired Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of its series LEGG MASON PARTNERS CAPITAL AND INCOME FUND

By:
Name:
Title:

LEGG MASON PARTNERS EQUITY TRUST, on behalf of its series LEGG MASON PARTNERS CONVERTIBLE FUND

By:
Name:
Title:
Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX A2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Legg Mason Partners Equity Income Builder Fund and Legg Mason Partners Capital and Income Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2009, by and among Legg Mason Partners Equity Trust, a Maryland business trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), and on behalf of its series Legg Mason Partners Equity Income Builder Fund (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the subsequent redemption of the Acquired Fund Shares and termination of the Acquired Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

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1.2 The property and assets of the Trust attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and the Acquiring Fund pursuant to paragraph 10.2. (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Trust, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) redeem shares of the Acquired Fund and (c) terminate the Acquired Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Acquired Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank

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and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be December 4, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the

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conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result, in a material violation of Maryland law or of the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as of the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to

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be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Charter to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

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(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Acquired Fund and the Acquiring Fund hereby further covenants as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Acquired Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Acquired Fund, will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.10 The Trust shall not change the Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Acquired Fund. The Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

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7.4 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Acquired Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Acquired Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Acquired Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the 1940 Act and the Charter, the bylaws of the Trust, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Acquired Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Acquired Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the Liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 and 357(a) of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund Liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the Liabilities of Acquired Fund; (vii) under Section 362(b) of the

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Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquiring Fund upon the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period). The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust and the Trust. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 [Reserved.]

8.7 [Reserved.]

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquiring Fund will pay 50% and LMPFA will pay 50% of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund. Any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. LMPFA will pay all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquired Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that any transaction costs associated with repositioning the Acquired Fund’s portfolio, if any, in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

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The Acquiring Fund will pay 50% and LMPFA will pay 50% of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund. Any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization. LMPFA will pay all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquired Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that any transaction costs associated with repositioning the Acquired Fund’s portfolio in connection with the Reorganization will largely be borne by the Acquiring Fund after the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Acquired Fund, made any representation, warranty or covenant and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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15.5 Consistent with the Charter, the obligations of the Trust with respect to each of the Acquiring Fund and the Acquired Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Acquired Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of its series LEGG MASON PARTNERS CAPITAL AND INCOME FUND

By:
Name:
Title:

LEGG MASON PARTNERS EQUITY TRUST, on behalf of its series LEGG MASON PARTNERS EQUITY INCOME BUILDER FUND

By:
Name:
Title:
Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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SCHEDULE 4.1

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SCHEDULE 4.2

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APPENDIX B

Financial Highlights of Legg Mason Partners Capital and Income Fund

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception of that class). Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007, is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.03	$17.06	$17.12	$16.50	$15.55

Income (Loss) From Operations:
Net investment income	0.30	0.26	0.48	0.53	0.54
Net realized and unrealized gain (loss)	(5.88)	0.88	1.45	0.62	0.94

Total Income (Loss) From Operations	(5.58)	1.14	1.93	1.15	1.48

Less Distributions From:
Net investment income	(0.09)	(0.26)	(0.48)	(0.53)	(0.53)
Net realized gains	(0.45)	(1.91)	(1.51)	—	—

Total Distributions	(0.54)	(2.17)	(1.99)	(0.53)	(0.53)

Net Asset Value, End of Year	$9.91	$16.03	$17.06	$17.12	$16.50

Total Return[2]	(35.59)%	6.77%	11.69%[3]	7.11%	9.75%

Net Assets, End of Year (millions)	$1,248	$2,300	$2,295	$1,602	$1,356

Ratios to Average Net Assets:
Gross expenses	1.12%	1.07%	1.09%[4]	1.13%	1.12%
Gross expenses, excluding dividend expense	1.10	1.07	1.09 [4]	1.13	1.12
Net expenses	1.12 [5]	1.07	1.08 [4,6]	1.13	1.09 [6]
Net expenses, excluding dividend expense	1.10 [5]	1.07	1.08 [4,6]	1.13	1.09 [6]
Net investment income	2.19	1.50	2.77	3.17	3.41

Portfolio Turnover Rate	147%[7]	189%[8]	175%[7]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.08% and 1.07%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the years ended December 31, 2008 and 2006 would have been 164% and 185%, respectively.

[8]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares[1]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.84	$16.91	$16.99	$16.38	$15.45

Income (Loss) From Operations:
Net investment income	0.22	0.16	0.39	0.43	0.45
Net realized and unrealized gain (loss)	(5.79)	0.87	1.43	0.63	0.93

Total Income (Loss) From Operations	(5.57)	1.03	1.82	1.06	1.38

Less Distributions From:
Net investment income	(0.07)	(0.19)	(0.39)	(0.45)	(0.45)
Net realized gains	(0.45)	(1.91)	(1.51)	—	—

Total Distributions	(0.52)	(2.10)	(1.90)	(0.45)	(0.45)

Net Asset Value, End of Year	$9.75	$15.84	$16.91	$16.99	$16.38

Total Return[2]	(35.96)%	6.16%	11.03%[3]	6.60%	9.16%

Net Assets, End of Year (millions)	$236	$512	$601	$599	$620

Ratios to Average Net Assets:
Gross expenses	1.70%	1.64%	1.65%[4]	1.66%	1.63%
Gross expenses, excluding dividend expense	1.68	1.64	1.65 [4]	1.66	1.63
Net expenses	1.70 [5]	1.64	1.64 [4,6]	1.66	1.61 [6]
Net expenses, excluding dividend expense	1.68 [5]	1.64	1.64 [4,6]	1.66	1.61 [6]
Net investment income	1.58	0.93	2.23	2.63	2.88

Portfolio Turnover Rate	147%[7]	189%[8]	175%[7]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.63%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the years ended December 31, 2008 and 2006 would have been 164% and 185%, respectively.

[8]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.88	$16.96	$17.02	$16.42	$15.50

Income (Loss) From Operations:
Net investment income	0.19	0.13	0.35	0.39	0.41
Net realized and unrealized gain (loss)	(5.80)	0.87	1.45	0.62	0.93

Total Income (Loss) From Operations	(5.61)	1.00	1.80	1.01	1.34

Less Distributions From:
Net investment income	(0.06)	(0.17)	(0.35)	(0.41)	(0.42)
Net realized gains	(0.45)	(1.91)	(1.51)	—	—

Total Distributions	(0.51)	(2.08)	(1.86)	(0.41)	(0.42)

Net Asset Value, End of Year	$9.76	$15.88	$16.96	$17.02	$16.42

Total Return[2]	(36.09)%	5.98%	10.91%[3]	6.29%	8.83%

Net Assets, End of Year (millions)	$236	$506	$513	$445	$392

Ratios to Average Net Assets:
Gross expenses	1.90%	1.82%	1.86%[4]	1.93%	1.90%
Gross expenses, excluding dividend expense	1.88	1.82	1.86 [4]	1.93	1.90
Net expenses	1.88 [5,6,7]	1.80 [6,7]	1.83 [4,6]	1.93	1.88 [6]
Net expenses, excluding dividend expense	1.86 [5,6,7]	1.80 [6,7]	1.83 [4,6]	1.93	1.88 [6]
Net investment income	1.41	0.78	2.02	2.37	2.63

Portfolio Turnover Rate	147%[8]	189%[9]	175%[8]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.84% and 1.82%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.79% for Class C shares until May 1, 2008.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the years ended December 31, 2008 and 2006 would have been 164% and 185%, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

For a share of each class of beneficial interest outstanding throughout each period ended December 31, unless otherwise noted:

Class R Shares[1]	2008[2]
Net Asset Value, Beginning of Period	$15.18

Income (Loss) From Operations:
Net investment income	0.19
Net realized and unrealized loss	(5.11)

Total Loss From Operations	(4.92)

Less Distributions From:
Net investment income	(0.08)
Net realized gains	(0.27)

Total Distributions	(0.35)

Net Asset Value, End of Period	$9.91

Total Return[3]	(32.82)%

Net Assets, End of Period (000s)	$65

Ratios to Average Net Assets:
Gross expenses[4]	1.33%
Gross expenses, excluding dividend expense[4]	1.30
Net expenses[4,5]	1.33
Net expenses, excluding dividend expense[4,5]	1.30
Net investment income[4]	2.15
Portfolio Turnover Rate[6]	147%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period April 30, 2008 (inception date) to December 31, 2008.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 164% for the period ended December 31, 2008.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.32	$17.33	$17.37	$16.72	$15.72

Income (Loss) From Operations:
Net investment income	0.35	0.33	0.56	0.59	0.60
Net realized and unrealized gain (loss)	(6.00)	0.89	1.45	0.64	0.98

Total Income (Loss) From Operations	(5.65)	1.22	2.01	1.23	1.58

Less Distributions From:
Net investment income	(0.10)	(0.32)	(0.54)	(0.58)	(0.58)
Net realized gains	(0.45)	(1.91)	(1.51)	—	—

Total Distributions	(0.55)	(2.23)	(2.05)	(0.58)	(0.58)

Net Asset Value, End of Year	$10.12	$16.32	$17.33	$17.37	$16.72

Total Return[2]	(35.37)%	7.13%	12.01%[3]	7.53%	10.32%

Net Assets, End of Year (millions)	$4	$8	$2	$3	$3

Ratios to Average Net Assets:
Gross expenses	0.81%	0.77%	0.78%[4]	0.79%	0.77%
Gross expenses, excluding dividend expense	0.79	0.77	0.78 [4]	0.79	0.77
Net expenses	0.78 [5,6,7]	0.74 [6,7]	0.77 [4,6]	0.79	0.76 [6]
Net expenses, excluding dividend expense	0.76 [5,6,7]	0.74 [6,7]	0.77 [4,6]	0.79	0.76 [6]
Net investment income	2.54	1.85	3.12	3.50	3.58

Portfolio Turnover Rate	147%[8]	189%[9]	175%[8]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.76%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual expenses for Class I shares to 0.74% until May 1, 2008.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the years ended December 31, 2008 and 2006 would have been 164% and 185%, respectively.

[9]

Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate for Class I shares would have been 166% for the year ended December 31, 2007.

APPENDIX C

Historical Performance for Each Fund

Legg Mason Partners Convertible Fund

The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance over time. The bar chart and the information following show the total return of the Fund’s Class B shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class B expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class B expenses would have been higher than that shown.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Year-by-year total return as of December 31 of each year (before taxes) (%):

Total Return for Class B Shares1

During the past ten calendar years:

	Quarter Ended	Total Return
Best quarter:	June 30, 2003	13.50%
Worst quarter:	December 31, 2008	(29.45)%
Year-to-date	June 30, 2009	34.13%

Average Annual Total Returns (for periods ended December 31, 2008)1

	1 Year	5 Years	10 Years
Class B Shares—
Return Before Taxes	(44.78)%	(6.82)%	(0.14)%
Return After Taxes on Distributions[2]	(45.91)%	(9.11)%	(2.19)%
Return After Taxes on Distributions and Sale of Fund Shares[2]	(29.01)%	(6.52)%	(1.06)%

Other Classes (Return before taxes only)—
Class A	(45.08)%	(7.30)%	(0.31)%
Class C	(42.74)%	(6.89)%	(0.51)%
Class I	(41.49)%	(5.82)%	0.70%

Merrill Lynch All Convertibles Index[3] (reflects no deduction for fees expenses or taxes)	(35.73)%	(3.44)%	1.59%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the Fund’s predecessor.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[3]

The Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. An investor cannot invest directly in an index. The performance of the index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Equity Income Builder Fund

For the period from inception (August 29, 2008) through October 31, 2008 and for the period from November 1, 2008 through April 30, 2009, Class A shares of Legg Mason Partners Equity Income Builder Fund, excluding sales charges, returned (10.52)% and (2.47)%, respectively. The Fund’s unmanaged benchmark, the Russell 3000 Value Index, returned (23.42)% and (13.21)% over the same time frame. The Lipper Equity Income Funds Category Average1 returned 21.69% and 9.06% for the same period.

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)

Since Fund Inception*
Equity Income Builder Fund—Class A Shares	(12.72)%
Russell 3000 Value Index	(33.53)%
Lipper Equity Income Funds Category Average[1]	29.03%

The Fund’s year-to-date total return as of June 30, 2009 was 4.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class C shares returned (13.10)% and Class I shares returned (12.60)% over the period from August 29, 2008 through April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

*	The Fund’s inception date is August 29, 2008.
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from August 29, 2008 through October 31, 2008, the period from November 1, 2008 through April 30, 2009 or the period from Fund inception (August 29, 2008) through April 30, 2009, and includes the reinvestment of all distributions, including returns of capital, if any, calculated among the 332 funds, 316 funds or 301 funds, respectively, in the Fund’s Lipper category, and excludes sales charges.

Average Annual Total Returns1,2

	Without Sales Charges[3]
	Class A	Class C	Class I
Inception*through 10/31/08	(10.52)%	(10.57)%	(10.41)%
10/31/08 through 4/30/09	(2.47)%	(2.83)%	(2.44)%

	With Sales Charges[4]
	Class A	Class C	Class I
Inception*through 10/31/08	(15.69)%	(11.46)%	(10.41)%
10/31/08 through 4/30/09	(8.07)%	(3.79)%	(2.44)%

Cumulative Total Returns1

Without Sales Charges[3]
Class A (Inception date of 8/29/08 through 4/30/09)	(12.72)%
Class C (Inception date of 8/29/08 through 4/30/09)	(13.10)%
Class I (Inception date of 8/29/08 through 4/30/09)	(12.60)%

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]	Not annualized.
[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, and I shares is August 29, 2008.

Legg Mason Partners Capital and Income Fund

The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance over time. The bar chart and the information following show the total return of the Fund’s Class B shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class B expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class B expenses would have been higher than that shown.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Year-by-year total return as of December 31 of each year (before taxes) (%):

Total Return For Class B Shares1

During the past ten calendar years:

	Quarter Ended	Total Return
Best quarter:	June 30, 2003	13.62%
Worst quarter:	December 31, 2008	(21.22)%

Average Annual Total Returns (for periods ended December 31, 2008)1

	1 Year	5 Years	10 Years
Class B
Return before taxes	(39.03)%	(2.70)%	0.90%
Return after taxes on distributions[2]	(39.83)%	(4.40)%	(1.49)%
Return after taxes on distributions and sale of fund shares[2]	(25.09)%	(2.68)%	(0.16)%

Other Classes (Return before taxes only)
Class A	(39.30)%	(3.18)%	0.84%
Class C	(36.70)%	(2.77)%	0.66%
Class I	(35.37)%	(1.65)%	1.80%
S&P 500 Index[3]	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Aggregate Index[4]	5.24%	4.65%	5.63%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Fund assumed the assets of a predecessor Fund effective April 16, 2007. The performance information shown includes that of the Fund’s predecessor.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for other share classes will vary.

[3]

The S&P 500 Index is a market value-weighted index comprised of 500 widely-held common stocks. An investor cannot invest directly in an index. The performance of the index does not reflect deductions for fees, expenses or taxes.

[4]

The Barclays Capital U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities sector. An investor cannot invest directly in an index. The performance of the index does not reflect deductions for fees, expenses or taxes.

APPENDIX D

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

D-1

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Partners Capital and Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[October     ], 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Convertible Fund	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Equity Income Builder Fund	Legg Mason Partners Capital and Income Fund

55 Water Street New York, New York 10041 1-800-451-2010	55 Water Street New York, New York 10041 1-800-822-5544 1-888-425-6432

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [October     ], 2009, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Convertible Fund and Legg Mason Partners Equity Income Builder Fund (each an “Acquired Fund”), each a series of Legg Mason Partners Equity Trust, in exchange for the assumption of all such Acquired Fund’s liabilities by, and for shares of, Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), a series of Legg Mason Partners Equity Trust, having an aggregate value equal to those of an Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-822-5544 or 1-888-425-6432. Each transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

S-1

GENERAL INFORMATION

A Special Meeting of Shareholders of each Acquired Fund to consider each Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on November 24, 2009, at 10:00 a.m., Eastern Time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated [October     ], 2009, consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date
Legg Mason Partners Capital and Income Fund (SEC Accession No. 0001193125-09-094365)	April 30, 2009 Filed on April 30, 2009

The financial statements of each Acquired Fund as included in the Fund’s Annual Report:

Fund	Year Ended/Filing Date
Legg Mason Partners Convertible Fund (SEC Accession No. 0001193125-08-207786)	July 31, 2008 Filed on October 8, 2008

Legg Mason Partners Equity Income Builder Fund (SEC Accession No. 0001193125-09-002498)	October 31, 2008 Filed on January 7, 2009

The financial statements of each Acquired Fund as included in the Fund’s Semi- Annual Report:

Fund	Six Months Ended/Filing Date
Legg Mason Partners Convertible Fund (SEC Accession No. 0001193125-09-071342)	January 31, 2009 Filed on April 2, 2009

Legg Mason Partners Equity Income Builder Fund (SEC Accession No. 0001193125-09-140206)	April 30, 2009 Filed on June 29, 2009

The financial statements of the Acquiring Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2008:

Fund	Year Ended/Filing Date
Legg Mason Partners Capital and Income Fund (SEC Accession No. 0001193125-09-045747)	December 31, 2008 Filed on March 5, 2009

The financial statements of the Acquiring Fund as included in the Fund’s Semi-Annual Report for the period ended June 30, 2009:

Fund	Six Months Ended/Filing Date
Legg Mason Partners Capital and Income Fund	June 30, 2009 Filed on [ ], 2009

PRO FORMA FINANCIAL STATEMENTS

No pro forma financials are required for the Reorganizations under current SEC requirements because the net assets of the Acquired Funds did not exceed 10% of the net assets of the Acquiring Fund.

S-2

PART C—OTHER INFORMATION

Item 15. Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

Item 16. Exhibits

(1)(a) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 70”).

(b) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(c) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(d) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(e) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(f) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(g) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(h) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(i) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(j) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(k) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(l) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(m) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(n) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(o) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(2) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(3) Not Applicable.

(4) Forms of Agreement and Plan of Reorganization are included in Part A of the Registration Statement on Form N-14.

(5) Not Applicable.

(6)(a) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital and Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(b) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason Partners Capital and Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(7)(a) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(b) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(c) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(d) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(e) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(f) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(g) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128 as filed with the SEC on December 15, 2008.

(8)(a) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(b) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(c) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(d) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(e) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(9)(a) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(b) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(10)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007.

(b) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(c) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(d) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008.

(e) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009.

(f) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(g) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(11)(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

(12)(a) Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(b) Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13) Not applicable.

(14) Consent of KPMG LLP is filed herewith.

(15) Not applicable.

(16) Powers of Attorney dated August 21, 2009 is filed herewith.

(17)(a) Forms of Proxy Card are filed herewith.

(b) Statement of Additional Information of Legg Mason Partners Capital and Income Fund dated April 30, 2009 is filed herewith.

(c) Annual Report of Legg Mason Partners Capital and Income Fund for the year ended December 31, 2008 is filed herewith.

(d) Semi-Annual Report of Legg Mason Partners Capital and Income Fund for the six months ended June 30, 2009 to be filed by amendment.

(e) Prospectus and Statement of Additional Information of Legg Mason Partners Convertible Fund, a series of the Registrant, dated November 7, 2008 is filed herewith.

(f) Prospectus and Statement of Additional Information of Legg Mason Partners Equity Income Builder Fund, a series of the Registrant, dated February 28, 2009 is filed herewith.

(g) Annual Report of Legg Mason Partners Convertible Fund, a series of the Registrant, dated July 31, 2008 is filed herewith.

(h) Annual Report of Legg Mason Partners Equity Income Builder Fund, a series of the Registrant, dated October 31, 2008 is filed herewith.

(i) Semi-Annual Report of Legg Mason Partners Convertible Fund for the six months ended January 31, 2009 is filed herewith.

(j) Semi-Annual Report of Legg Mason Partners Equity Income Builder Fund for the six months ended April 30, 2009 is filed herewith.

(k) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”) (formerly PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(l) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and PNC GIS is incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009 (“Post-Effective Amendment No. 147”).

(m) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 8, 2009 (“Post-Effective Amendment No. 141”).

(n) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(o) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(p) Letter Agreement amending the Transfer Agency and Services Agreement with PNC GIS, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(q) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(r) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008.

(s) Code of Ethics of ClearBridge amended as of August 10, 2009 is filed herewith.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, the final opinions of Willkie Farr & Gallagher LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganizations.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 21st day of August, 2009.

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of Legg Mason Partners Capital and Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ R. JAY GERKEN R. Jay Gerken	President, Principal Executive Officer and Trustee	August 21, 2009

/S/ KAPREL OZSOLAK Kaprel Ozsolak	Treasurer and Chief Financial Officer	August 21, 2009

/S/ PAUL R. ADES* Paul R. Ades	Trustee	August 21, 2009

/S/ ANDREW L. BREECH* Andrew L. Breech	Trustee	August 21, 2009

/S/ DWIGHT B. CRANE* Dwight B. Crane	Trustee	August 21, 2009

/S/ ROBERT M. FRAYN, JR.* Robert M. Frayn, Jr.	Trustee	August 21, 2009

/S/ FRANK G. HUBBARD* Frank G. Hubbard	Trustee	August 21, 2009

/S/ HOWARD J. JOHNSON* Howard J. Johnson	Trustee	August 21, 2009

/S/ DAVID E. MARYATT* David E. Maryatt	Trustee	August 21, 2009

/S/ JEROME H. MILLER* Jerome H. Miller	Trustee	August 21, 2009

/S/ KEN MILLER* Ken Miller	Trustee	August 21, 2009

/S/ JOHN J. MURPHY* John J. Murphy	Trustee	August 21, 2009

/S/ THOMAS F. SCHLAFLY* Thomas F. Schlafly	Trustee	August 21, 2009

SIGNATURE	TITLE	DATE

/S/ JERRY A. VISCIONE* Jerry A. Viscione	Trustee	August 21, 2009

*By:	/s/ R. Jay Gerken
R. Jay Gerken

* Attorney-in-fact, pursuant to Power of Attorney

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

(11)(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

(12)(a)	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

(b)	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

(14)	Consent of KPMG LLP.

(16)	Powers of Attorney.

(17)(a)	Forms of Proxy Card.

(b)	Statement of Additional Information of Legg Mason Partners Capital and Income Fund dated April 30, 2009.

(c)	Annual Report of Legg Mason Partners Capital and Income Fund for the year ended December 31, 2008.

(e)	Prospectus and Statement of Additional Information of Legg Mason Partners Convertible Fund, dated November 7, 2008.

(f)	Prospectus and Statement of Additional Information of Legg Mason Partners Equity Income Builder Fund, dated February 28, 2009.

(g)	Annual Report of Legg Mason Partners Convertible Fund for the year ended July 31, 2008.

(h)	Annual Report of Legg Mason Partners Equity Income Builder Fund for the year ended October 31, 2008.

(i)	Semi-Annual Report of Legg Mason Partners Convertible Fund, for the six months ended January 31, 2009.

(j)	Semi-Annual Report of Legg Mason Partners Equity Income Builder Fund, for the six months ended April 30, 2009.

(s)	Code of Ethics of ClearBridge amended as of August 10, 2009 is filed herewith.